UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 27, 2003

SELECT COMFORT CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation)	0-25121 (Commission File Number)	41-1597886 (I.R.S. Employer Identification Number)

6105 Trenton Lane North Minneapolis, Minnesota (Address of Principal Executive Offices)		55442 (Zip Code)

(763) 551-7000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

SIGNATURE

Item 9. Regulation FD Disclosure

     On February 27, 2003, Select Comfort Corporation issued a press release, as follows:

FOR IMMEDIATE RELEASE	Contact:	Mark Kimball (763) 551-7070
Select Comfort Corporation
Mark.Kimball@selectcomfort.com

SELECT COMFORT ANNOUNCES REGISTERED OFFERING
BY ITS SELLING SHAREHOLDERS

     Minneapolis, Minn. (February 27, 2003) — Select Comfort Corporation (NASDAQ: SCSS), the nation’s leading bed retailer and creator of the SLEEP NUMBER® bed , announced today it has filed a registration statement in connection with a proposed underwritten secondary public offering of 4.4 million shares of its Common Stock, plus an over-allotment option of 660,000 shares. The shares are being sold by St. Paul Venture Capital and other selling shareholders. At the completion of the offering, St. Paul Venture Capital will continue to own approximately 70 percent of its stake in the company. The company is not selling any shares in this offering.

     The secondary public offering is being underwritten by an investment banking syndicate led by Thomas Weisel Partners LLC, and including U.S. Bancorp Piper Jaffray; Adams, Harkness & Hill, Inc.; and Craig-Hallum Capital Group LLC. Copies of the prospectus may be obtained by mail from Thomas Weisel Partners LLC, One Montgomery Street, Suite 3700, San Francisco, Calif., 94104, or by calling 415-364-2500.

     A registration statement relating to the securities included in the secondary offering has been filed with the Securities and Exchange Commission, but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any state.

     Founded in 1987, Select Comfort Corporation is the nation’s leading bed retailer (1), holding 26 U.S. issued or pending patents for its personalized sleep products. The company designs, manufactures and markets a line of adjustable-firmness mattresses featuring air-chamber technology, branded the Sleep Number® bed, as well as foundations and sleep accessories. Select Comfort’s products are sold through its 321 retail stores located nationwide, including leased departments in Bed Bath & Beyond stores; through selected bedding retailers; through its national direct marketing operations; and on the Internet at www.selectcomfort.com.

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     Statements used in this press release that relate to future plans, events, financial results or performance are forward-looking statements that are subject to certain risks and uncertainties including, among others, general and industry economic trends, uncertainties arising from the possibility of war and other global events, consumer confidence, the effectiveness and efficiency of our advertising and promotional efforts, advertising rates, consumer acceptance of our products and sleep technology, industry competition, our dependence on significant suppliers, including Mill Creek Bank, a subsidiary of Conseco Finance Corp., for extension of consumer credit, and the vulnerability of any such suppliers to recessionary pressures, liquidity concerns or other factors, government regulation, including anticipated future regulation of direct marketing telephone solicitation and bedding flammability standards, risks inherent in conversion of enterprise information systems as well as the risk factors listed from time to time in the company’s filings with the SEC, including the company’s Annual Report on Form 10-K and other periodic reports filed with the SEC.

     The company has no obligation to publicly update or revise any of the forward-looking statements that may be in this news release.

(1)  Top 25 Bedding Retailers, Furniture Today, August 12, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT COMFORT CORPORATION

		By:	/s/ Mark A. Kimball
Mark A. Kimball Senior Vice President

Dated:	February 27, 2003